SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
             ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  March 6, 2000
             ----------------------------------------------------

                             THERMORETEC CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                               1-12636           59-3203761
(State or other jurisdiction of        (Commission       (I.R.S. Employer
incorporation or organization)         File Number)      Identification Number)


Damonmill Square
9 Pond Lane, Suite 5A                                          01742-2851
Concord, Massachusetts                                         (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number including area code: (781) 622-1000

                                                         FORM 8-K

                             THERMORETEC CORPORATION

Item 2.  Disposition of Assets

      On March 6, 2000, TPST Soil Recyclers of California, Inc. ("TPST"), an indirect wholly-owned subsidiary of ThermoRetec Corporation (the "Company"), sold all of the assets of its soil-remediation facility located at the West Contra Costa Sanitary Landfill in Contra Costa County, California (the "Facility") to Nove Investments I, LLC, a California limited liability company (the "Buyer"). The Facility is in the business of providing soil-remediation services.

      The assets sold in the transaction include all rights under certain contracts, the permits possessed by the Facility and fixed assets and equipment used at the Facility. The Buyer assumed all liabilities and obligations under the assumed contracts and all liabilities and obligations relating to the land and building where the Facility operates, including all environmental liabilities.

      The purchase price for the assets was $400,000 in cash, of which $250,000 was placed in escrow. The release of the escrowed funds to TPST is contingent upon the satisfaction of certain post-closing conditions, primarily the achievement of fuel efficiency targets for certain equipment. If certain of the post-closing conditions are not satisfied, some or all of the escrowed funds will be returned to the Buyer. The purchase price of the assets was determined by the parties in arms-length negotiations.

      In connection with the transaction, the Operating Agreement by and among TPST, West County Landfill and West Contra Costa County Sanitary Landfill relating to the operation of the Facility was terminated and the Company was released from its guaranty of TPST's performance obligations under the Operating Agreement. TPST will, however, continue to operate the Facility on the Buyer's behalf for a period not to exceed three months after the closing under a management agreement pursuant to which TPST will be reimbursed by the Buyer for its "Allowable Costs" as that term is defined in the agreement.

                                                               FORM 8-K

                             THERMORETEC CORPORATION

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition by the Company of the Facility had occurred at the beginning of fiscal 1999. The unaudited pro forma condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Facility been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                                    FORM 8-K

                             THERMORETEC CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)

                                                                                  Pro Forma
                                                 ThermoRetec   Less:  Facility  Adjustments      Pro Forma
                                                          (In thousands except per share amounts)

   Revenues                                         $141,946        $  3,358       $      -       $138,588
                                                    --------        --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                 119,483           2,720              -        116,763
    Selling, general, and administrative              16,820             395              -         16,425
      expenses
    Restructuring costs                                9,176           6,846              -          2,330
                                                    --------        --------       --------       --------

                                                     145,479           9,961              -        135,518
                                                    --------        --------       --------       --------

   Operating Income (Loss)                            (3,533)         (6,603)             -          3,070

   Interest Income                                       795               -             18            813
   Interest Expense                                   (2,168)              -              -         (2,168)
                                                    --------        --------       --------       --------

   Income (Loss) Before Income Taxes                  (4,906)         (6,603)            18          1,715
   Income Tax (Provision) Benefit                      1,045           2,311             (7)        (1,273)
                                                    --------        --------       --------       --------

   Net Income (Loss)                                $ (3,861)       $ (4,292)      $     11       $    442
                                                    ========        ========       ========       ========

   Basic and Diluted Earnings (Loss) per Share      $   (.29)                                     $    .03
                                                    ========                                      ========

   Weighted Average Shares:
    Basic                                             13,089                                        13,089
                                                    ========                                      ========

    Diluted                                           13,089                             24         13,113
                                                    ========                       ========       ========



                                       4

                                                                     FORM 8-K

                             THERMORETEC CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)
                                                                                  Pro Forma
                                                 ThermoRetec   Less:  Facility  Adjustments      Pro Forma
                                                          (In thousands except per share amounts)

   Revenues                                         $116,986        $  1,499       $      -       $115,487
                                                    --------        --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                  97,276           1,489              -         95,787
    Selling, general, and administrative              12,812             222              -         12,590
      expenses
    Restructuring costs                                9,625               9              -          9,616
    Gain on sale of fixed assets                         (38)              -              -            (38)
                                                    --------        --------       --------       --------

                                                     119,675           1,720              -        117,955
                                                    --------        --------       --------       --------

   Operating Loss                                     (2,689)           (221)             -         (2,468)

   Interest Income                                     1,138               -             14          1,152
   Interest Expense                                   (1,661)              -              -         (1,661)
                                                    --------        --------       --------       --------

   Loss Before Income Taxes                           (3,212)           (221)            14         (2,977)
   Income Tax Benefit                                    642              80             (5)           557
                                                    --------        --------       --------       --------

   Net Income (Loss)                                $ (2,570)       $   (141)      $      9       $ (2,420)
                                                    ========        ========       ========       ========

   Basic and Diluted Loss per Share                 $   (.19)                                     $  (.18)
                                                    ========                                      =======

   Basic and Diluted Weighted Average Shares          13,568                                        13,568
                                                    ========                                      ========



                                       5

                                                                      FORM 8-K

                             THERMORETEC CORPORATION

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)
                                                                              Pro Forma
                                           ThermoRetec  Less:  Facility      Adjustments         Pro Forma
                                                                   (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                 $      3         $      -         $    400         $     403
    Advance to affiliate                        29,306                -                -            29,306
    Accounts receivable, net                    24,529              613                -            23,916
    Unbilled contract costs and fees            16,754               33                -            16,721
    Deferred tax asset and refundable            3,830                -                -             3,830
      income taxes
    Prepaid expenses                             1,749               61                -             1,688
                                              --------         --------         --------         ---------

                                                76,171              707              400            75,864
                                              --------         --------         --------         ---------

   Property, Plant, and Equipment, at Cost, Net 22,001              775                -            21,226
                                              --------         --------         --------         ---------

   Other Assets                                  7,466             (620)               -             8,086
                                              --------         --------         --------         ---------

   Cost in Excess of Net Assets of              33,916                -                -            33,916
    Acquired Companies                        --------         --------         --------         ---------

                                              $139,554         $    862         $    400         $ 139,092
                                              ========         ========         ========         =========



                                       6

                                                                                                  FORM 8-K

                             THERMORETEC CORPORATION

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)
                                                                                Pro Forma
                                           ThermoRetec  Less:  Facility       Adjustments        Pro Forma
                                                                   (In thousands)

LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
    Subordinated convertible debentures       $ 40,600         $      -         $       -         $ 40,600
    Accounts payable                            14,648              115                 -           14,533
    Accrued payroll and employee benefits        5,999              117                 -            5,882
    Deferred revenue                             3,677               23                 -            3,654
    Billings in excess of revenues earned          828                -                 -              828
    Other accrued expenses                       5,744               77                75            5,742
    Due to parent company and affiliated         1,896                -                 -            1,896
       companies                              --------         --------         ---------         --------

                                                73,392              332                75           73,135
                                              --------         --------         ---------         --------

   Shareholders' Investment:
    Common stock                                   143                -                 -              143
    Capital in excess of par value              87,729                -                 -           87,729
    Accumulated deficit                        (15,989)               -              (205)         (16,194)
    Treasury stock at cost                      (5,721)               -                 -           (5,721)
    Parent company investment                        -              530               530                -
                                              --------         --------         ---------         --------

                                                66,162              530               325           65,957
                                              --------         --------         ---------         --------

                                              $139,554         $    862         $     400         $139,092
                                              ========         ========         =========         ========


                                                                      FORM 8-K

                             THERMORETEC CORPORATION

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands, except in text)

                                                                   Fiscal Year Ended     Nine Months Ended
                                                                   April 3, 1999           January 1, 2000
                                                                                 Debit (Credit)

Interest Income
Increase in interest income earned on the $325,000 of                            $(18)                $(14)
 net cash paid to the Company by the acquirer, which                             ----                 ----
 includes $250,000 of cash in escrow, calculated
 using the 30-day Commercial Paper Composite Rate
 plus 50 basis points, or 5.46% in fiscal 1999 and
 5.58% in the first nine months of fiscal 2000


Income Tax Provision
Increase in the income tax provision as a result of                              $  7                 $  5
 an increase in interest income calculated at an                                 ----                 ----
 effective income tax rate of 37%


Diluted Weighted Average Shares
Increase in weighted average shares for the dilutive                               24                    -
 effect of stock options, which were previously                                  ----                 ----
 antidilutive, as a result of the pro forma adjustments


Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet
(In thousands)

                                                                                           January 1, 2000

                                                                                 Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of assets of the Facility                                                    $  400
                                                                                                    ------

Other Accrued Expenses
Estimated accrued transaction costs, including legal                                                $  (75)
 fees and other costs                                                                               ------

Shareholders' Investment
Elimination of the Facility's equity account and excess                                             $ (325)
 of parent company investment in the Facility over                                                  ------
 proceeds from sale




                                                                       FORM 8-K

                             THERMORETEC CORPORATION

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

2.1 Asset Purchase Agreement dated March 6, 2000, by and among TPST Soil Recyclers of California, Inc. and Nove Investments I, LLC. Exhibits to the Agreement have been omitted from the copy of the Agreement filed herewith. Copies of such exhibits will be furnished supplementally to the Commission upon request to the Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 21st day of March 2000.

                                         THERMORETEC CORPORATION



                                         By:  /s/ Paul F. Kelleher
                                              Paul F. Kelleher
                                              Chief Accounting Officer